                                                                    Exhibit 10.k

            THIRD AMENDMENT TO CONSULTING AGREEMENT

      This Third Amendment to the Consulting Agreement is effective this 4th day of September, 2003 (the "Third Amendment"), by and between MICROS SYSTEMS, INC., a Maryland corporation, with offices located at 7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289 (hereinafter referred to as the "Company"), and Louis M. Brown, Jr., whose address is Louis M. Brown, Jr., 4801 Maury Lane, Alexandria, VA 22304-1909 (hereinafter referred to as the "Consultant").

      WHEREAS, the Consultant and the Company entered into a Consulting Agreement dated June 30, 1995, as amended by the First Amendment dated January 27, 1999, and the Second Amendment dated April 26, 2001 (the "Agreement"); and

      WHEREAS, the parties hereto would like to amend the Agreement pursuant to this Third Amendment in an effort to assure the availability of a consultant with corporate, industry and management expertise.

      NOW, THEREFORE, the Company and the Consultant, for good and valuable consideration, and pursuant to the terms, conditions, and covenants contained herein, hereby agree as follows:

1. Section 3 of the Agreement, captioned "Term", shall be deleted in its entirety and the following new language inserted in lieu thereof:

      "The term of this Agreement shall commence upon the day and year first above written ("Commencement Date") and shall continue until June 30, 2007, unless sooner terminated, as provided herein."

2. Section 4 of the Agreement, captioned "Compensation", is amended by deleting the compensation chart contained therein in its entirety and inserting the following in lieu thereof:

      -----------------------------------------------------
      Period                                  Compensation
      ------                                  ------------
      -----------------------------------------------------
      July 1, 1995 through June 30, 1996      $150,000
      -----------------------------------------------------
      July 1, 1996 through June 30, 1997      $160,000
      -----------------------------------------------------
      July 1, 1997 through June 30, 1998      $170,000
      -----------------------------------------------------
      July 1, 1998 through June 30, 1999      $180,000
      -----------------------------------------------------
      July 1, 1999 through June 30, 2000      $190,000
      -----------------------------------------------------
      July 1, 2000 through June 30, 2001      $210,000
      -----------------------------------------------------
      July 1, 2001 through June 30, 2002      $230,000
      -----------------------------------------------------
      July 1, 2002 through June 30, 2003      $250,000
      -----------------------------------------------------
      July 1, 2003 through June 30, 2004      $250,000
      -----------------------------------------------------
      July 1, 2004 through June 30, 2005      $250,000
      -----------------------------------------------------
      July 1, 2005 through June 30, 2006      $250,000
      -----------------------------------------------------
      July 1, 2006 through June 30, 2007      $250,000
      -----------------------------------------------------


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

3. Section 5 of the Agreement, captioned "Bonuses", is amended by deleting the target bonus chart contained therein in its entirety, and inserting the following in lieu thereof:

      -----------------------------------------------------
      Fiscal Year Ending                 Target Bonus
      ------------------                 ------------
      -----------------------------------------------------
      June 30, 1996                      $70,000
      -----------------------------------------------------
      June 30, 1997                      $80,000
      -----------------------------------------------------
      June 30, 1998                      $90,000
      -----------------------------------------------------
      June 30, 1999                      $100,000
      -----------------------------------------------------
      June 30, 2000                      $110,000
      -----------------------------------------------------
      June 30, 2001                      $130,000
      -----------------------------------------------------
      June 30, 2002                      $150,000
      -----------------------------------------------------
      June 30, 2003                      $150,000
      -----------------------------------------------------
      June 30, 2004                      $150,000
      -----------------------------------------------------
      June 30, 2005                      $150,000
      -----------------------------------------------------
      June 30, 2006                      $150,000
      -----------------------------------------------------
      June 30, 2007                      $150,000
      -----------------------------------------------------

4. The first paragraph of Section 13(c)(3) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

      "Payment Upon Termination By The Company. If the Company terminates this Agreement for any reason other than Good Cause, the Consultant shall be entitled to receive from the Company and the Company shall pay to the Consultant in one lump sum, within fifteen (15) days following the termination of this Agreement, all of the compensation and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the termination of the Agreement and ending on June 30, 2007."

5. The first paragraph of Section 13(c)(4) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

      "Payment Upon Termination By The Consultant. If the Consultant terminates this Agreement for Good Reason, other than Good Reason described in
      Section 13(a)(3)a), he shall be entitled to receive from the Company and the Company shall pay to the Consultant in one lump sum, within fifteen
      (15) days following the date of the Consultant's termination of this Agreement, all of the compensation and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Consultant's termination of this Agreement and ending on June 30, 2007. If the Consultant terminates this Agreement for the Good Reason described in Section 13(a)(3)a), then and in such event, he shall be entitled to receive from the Company and the Company shall pay to the Consultant in one lump sum, within fifteen (15) days


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

      following the date of the Consultant's termination of this Agreement, an amount equal to the lesser of (i) all of the compensation and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Consultant's termination and ending on June 30, 2007, or (ii) all of the compensation and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period commencing on the date of the Consultant's termination and ending on the third anniversary of the date of the Consultant's termination."

6. All other provisions of the Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the dates indicated below, the effective date of this Third Amendment being the 4th day of September 2003.


                                    COMPANY:
ATTEST:                             MICROS SYSTEMS, INC.


                                    By:                                 (SEAL)
------------------------               ----------------------------     ------
                                       A. L. Giannopoulos
                                       Chairman, President and
                                         Chief Executive Officer

[Corporate Seal]
                                   CONSULTANT:
WITNESS:

                                                                        (SEAL)
------------------------            -------------------------------     ------
                                       Louis M.  Brown, Jr.


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